EXHIBIT 99.01

FOR IMMEDIATE RELEASE

Contact:

Greg Wood

Chief Financial Officer

Liberate Technologies

(650) 645-4003

gwood@liberate.com

LIBERATE ANNOUNCES FINANCIAL RESULTS FOR QUARTER ENDED
AUGUST 31, 2004

Conference Call October 12, 2004, at 2:00 p.m. Pacific Time

SAN MATEO, Calif., October 12, 2004 — Liberate Technologies (Pink Sheets: LBRT), a leading provider of software for digital cable systems, announced financial results for its first fiscal quarter ended August 31, 2004.

Liberate’s revenues for its first fiscal quarter were $1.1 million, compared to $1.5 million for the same quarter of the prior fiscal year.  The net loss for the quarter was $12.3 million, or $0.12 per share, compared to a loss of $12.6 million, or $0.12 per share, for the same quarter of the prior fiscal year.  The loss in the current year includes a charge of $4.4 million for excess facilities related to the Company’s former headquarters in San Carlos, California.

As of August 31, 2004, Liberate had cash and cash equivalents of $210.0 million, a decrease of $5.9 million during the quarter.  In addition to cash and cash equivalents, the Company had $10.9 million in restricted cash held as security for office leases.

“We continue to push ahead with our goals of restructuring the Company and growing revenues,” said David Lockwood, Chairman and CEO of Liberate.  “We are pleased with the commitments to our technology that have been made by Cox, NTL and Telewest.  While we are disappointed with the dismissal of our bankruptcy case and have appealed the ruling, we are making progress on our restructuring efforts.  We are delighted that the SEC staff has completed its investigation into the events that led to the restatement of our financial statements and has recommended no enforcement action against the Company.  In addition, during the quarter, we made progress toward resolving the shareholder class-action litigation.”

Condensed Consolidated Financial Statements – Basis of Presentation

Because the Chapter 11 bankruptcy case was still pending as of August 31, 2004, we have prepared the attached unaudited condensed consolidated financial statements in accordance with the provisions of Statement of Position 90-7, “Financial Reporting by Entities in Reorganization under the Bankruptcy Code”(“SOP 90-7”), which does not significantly change the application of accounting principles generally accepted in the United States.  However, it does require that the financial statements for periods including and subsequent to filing the Chapter 11 petition distinguish transactions and events that are directly associated with the reorganization from the ongoing operations of the business.  Please see our report on Form 10-Q for the quarter ended August 31, 2004 for additional information regarding the application of SOP 90-7 to Liberate’s unaudited condensed consolidated financial statements.

Conference Call

Liberate has scheduled a conference call on October 12, 2004, at 2:00 p.m. Pacific Time.  The call-in number is (800) 266-1825. A replay of the call will be available until October 19, 2004 on either (402) 977-9140 or (800) 633-8284, reservation code 21210335. The conference call can also be accessed via live webcast at Liberate’s website (www.liberate.com) and will remain available for replay.

About Liberate Technologies

Liberate Technologies is a leading provider of software for digital cable systems.  Based on industry standards, Liberate’s software enables cable operators to run multiple services — including High-Definition Television, Video on Demand, and Personal Video Recorders — on multiple platforms.  Headquartered in San Mateo, California, Liberate has offices in Ontario, Canada, and the United Kingdom.

Liberate and the Liberate design are registered trademarks of Liberate Technologies.  Other product names used in association with these registered trademarks are trademarks of Liberate Technologies.

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995

Those statements above that involve expectations or intentions (such as those related to the SEC staff’s stated intention to recommend no enforcement action against Liberate, future business or financial performance, the outcome of pending litigation and the Chapter 11 appeal, or anticipated corporate or commercial activities) are forward-looking statements and are not guarantees of future performance.  Factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to, the following: future decisions by the SEC or other governmental or regulatory bodies; uncertainty in the market for interactive television services and dependence on a limited number of cable network operators; business disruption resulting from Liberate’s restatement and related litigation; necessary adjustments related to recent restructuring; and other uncertainties related to litigation and the Chapter 11 appeal, and other risks outlined in Liberate’s filings with the Securities and Exchange Commission. Liberate disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

LIBERATE TECHNOLOGIES

(DEBTOR-IN-POSSESSION)

CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands)

Unaudited

	August 31, 2004	May 31 2004
Assets
Current assets:
Cash and cash equivalents	$209,971	$215,877
Accounts receivable, net	3,958	3,143
Prepaid expenses and other current assets	1,696	1,817
Total current assets	215,625	220,837
Property and equipment, net	1,776	1,851
Deferred costs related to warrants	2,687	3,583
Restricted cash	10,866	10,869
Other assets	147	268
Total assets	$231,101	$237,408

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$1,649	$686
Accrued liabilities	4,459	3,234
Accrued payroll and related expenses	379	370
Short-term borrowing from bank	—	608
Deferred revenues	6,489	6,137
Total current liabilities	12,976	11,035
Long-term excess facilities charges	401	631
Total liabilities not subject to compromise	13,377	11,666
Liabilities subject to compromise	40,571	36,806
Total liabilities	53,948	48,472
Stockholders’ equity:
Common stock	1,057	1,055
Contributed and paid-in-capital	1,502,992	1,503,113
Deferred stock-based compensation	(7,946)	(8,453)
Accumulated other comprehensive loss	(1,954)	(2,112)
Accumulated deficit	(1,316,996)	(1,304,667)
Total stockholders’ equity	177,153	188,936
Total liabilities and stockholders’ equity	$231,101	$237,408

LIBERATE TECHNOLOGIES

(DEBTOR-IN-POSSESSION)

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share data)

Unaudited

	Three months ended August 31,
	2004	2003
Revenues:
License and royalty	$219	$(924)
Service	929	2,469
Total revenues	1,148	1,545
Cost of revenues:
License and royalty	16	151
Service	1,379	1,443
Total cost of revenues	1,395	1,594
Gross margin	(247)	(49)
Operating expenses:
Research and development	3,842	3,667
Sales and marketing	601	1,429
General and administrative	1,949	4,181
Amortization of deferred costs related to warrants	—	804
Restructuring costs	—	480
Amortization and impairment of intangible assets	—	22
Amortization of deferred stock-based compensation	—	10
Excess facilities charges and related asset impairment	4,416	—
Total operating expenses	10,808	10,593
Loss from operations	(11,055)	(10,642)
Reorganization items, net	(1,731)	—
Interest income, net	476	617
Other expense, net	(61)	(375)
Loss from continuing operations before income tax provision	(12,371)	(10,400)
Income tax provision	38	103
Loss from continuing operations	(12,409)	(10,503)
Loss from discontinued operations	—	(2,083)
Gain on sale of discontinued operations	80	—
Net loss	$(12,329)	$(12,586)
Basic and diluted loss per share:
Continuing operations	$(0.12)	$(0.10)
Discontinued operations	—	$(0.02)
Basic and diluted net loss per share	$(0.12)	$(0.12)
Shares used in computing basic and diluted net loss per share	105,623	104,006

LIBERATE TECHNOLOGIES

(DEBTOR-IN-POSSESSION)

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share data)

Unaudited

	Three months ended
	August 31, 2004	May 31, 2004	February 29, 2004	November 30, 2003
Revenues:
License and royalty	$219	$1,412	$(54)	$(697)
Service	929	2,765	1,756	1,885
Total revenues	1,148	4,177	1,702	1,188
Cost of revenues:
License and royalty	16	32	206	208
Service	1,379	957	1,549	1,368
Total cost of revenues	1,395	989	1,755	1,576
Gross margin	(247)	3,188	(53)	(388)
Operating expenses:
Research and development	3,842	3,989	5,022	3,647
Sales and marketing	601	(129)	703	1,004
General and administrative	1,949	939	3,667	4,479
Amortization of deferred costs related to warrants	—	—	—	1,027
Restructuring costs	—	(41)	86	881
Impairment of warrants	—	—	—	4,969
Excess facilities charges and related asset impairment	4,416	3,429	—	593
Total operating expenses	10,808	8,187	9,478	16,600
Loss from operations	(11,055)	(4,999)	(9,531)	(16,988)
Reorganization items, net	(1,731)	(304)	—	—
Interest income, net	476	513	504	573
Other income (expense), net	(61)	(106)	1,184	(173)
Loss from continuing operations before income tax provision	(12,371)	(4,896)	(7,843)	(16,588)
Income tax provision (benefit)	38	157	(122)	—
Loss from continuing operations	(12,409)	(5,053)	(7,721)	(16,588)
Loss from discontinued operations	—	—	—	(992)
Gain on sale of discontinued operations	80	252	249	9,037
Net loss	$(12,329)	$(4,801)	$(7,472)	$(8,543)
Basic and diluted income (loss) per share:
Continuing operations	$(0.12)	$(0.05)	$(0.07)	$(0.16)
Discontinued operations, basic	$—	$—	$—	$0.08
Discontinued operations, diluted	$—	$—	$—	$0.07
Basic and diluted net loss per share	$(0.12)	$(0.05)	$(0.07)	$(0.08)
Shares used in computing basic net loss per share	105,623	105,495	105,204	104,515